FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2002

Entrust Financial Services, Inc.
(Exact Name of Small Business Issuer as specified in its charter)

                                                 Colorado                                              0-23965                                                 84-1374481
                               (State or other jurisdiction                      (Commission File No.)                              (IRS Employer File Number)
                                         of incorporation)

6795 E. Tennessee Ave., 5th Floor, Denver, CO        80224
(Address of principal executive offices)                      (Zip Code)

(303) 322-6999
(Registrant's telephone number, including area code)

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Item 1. Changes in Control of Registrant.

Not Applicable

Item 2. Acquisition or Disposition of Assets.

Not Applicable

Item 3. Bankruptcy or Receivership.

Not Applicable

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 5. Other Events.

Not Applicable

Item 6. Resignation of Registrant’s Directors.

        Effective June 30, 2002, Mr. James Saunders resigned from all offices, including as a director. A copy of his resignation letter and Separation Agreement are attached as Exhibits. Effective July 5, 2002, Patricia Saunders, Richard M. Muller, and Matthew Connolly resigned from all offices. Copies of their resignation letters are attached as Exhibits.

        Effective July 5, 2002, the following individuals have been elected to the vacancies of the positions indicated herein, to serve until their respective resignation, removal from office, or until their respective successors are elected and qualified:

Name	Position

Thomas Randall	Director

Bryson Farrill	Director

David Hite	Director, Secretary-Treasurer and Chief Financial Officer

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 17.1	Resignation Letter of James Saunders
Exhibit 17.2	Resignation Letter of Patricia Saunders
Exhibit 17.3	Resignation Letter of Richard M. Muller
Exhibit 17.4	Resignation Letter of Matthew Connolly
Exhibit 17.5	Separation Agreement of James Saunders

Item 8. Change in Fiscal Year.

Not Applicable

Item 9. Regulation FD Disclosure.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                             Entrust Financial Services, Inc.

Date                July 5, 2002                                                               By: /s/ Scott Sax
                                                                                                                  Scott Sax, President